Inventories	6 Months Ended
Jun. 30, 2021
Inventories [Abstract]
Inventories	Inventories

	At December 31, 2020	At June 30, 2021
	(in thousands)
Components	$2,138	$2,223
Finished goods	4,996	3,911
Total inventories at cost	$7,134	$6,134
Depreciation of components	$2	$2
Depreciation of finished goods	907	926
Total depreciation	$909	$928
Components, net	$2,136	$2,221
Finished goods, at the lower of cost and net realizable value	4,089	2,985
Total net inventories	$6,225	$5,206
At December 31, 2020, the amount of $907,000 in depreciation is related to finished goods that have been damaged or units on hand in excess of the units needed to serve the expected demand for identified customers and projects. During the six months ended June 30, 2021, there was no significant change in the provision on components and finished goods.